UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report(Date of earliest event reported): November 19, 2003



                       INFORMATION ARCHITECTS CORPORATION
             (Exact name of registrant as specified in its chapter)


 NORTH CAROLINA                    0-22325              87-0399301
-------------------------------------------------------------------------
   (State or other               (Commission         (IRS Employer
 jurisdiction of incorporation)   File Number)      Identification No.)



              6500 SW 15th Ave, Suite 300, Ft. Lauderdale, FL 33309
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (954) 545-8181
                            ------------------------
              (Registrant's telephone number, including area code)


                      1541 N. Dale Mabry Highway, Suite 201
                                 Lutz, FL 33558
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

NOT APPLICABLE

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

NOT APPLICABLE

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

NOT APPLICABLE

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

NOT APPLICABLE

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

     On November 19, 2003, Information Architects Corporation, a North Carolina corporation (hereinafter referred to as "Company") entered into a Management Agreement (the "Agreement") with Greentech USA, Inc., a Florida corporation (hereinafter referred to as "Manager") in which the Company desires to engage the Manager to assist the Company in it's efforts to handle the current day-to-day operations of its business including but not limited to bookkeeping services, coordination of bookkeeping with the Company's external CPA and auditors, senior management services coordination the day-to-day operations of the Company's office located in Lutz, Florida, coordination and management of all IT functions including but no limited to hardware and network management and software development; coordination and supervision of all external consultants and professionals, and coordination, supervision of all external consultants and professionals, and coordination, supervision and management of the sales, marketing and public relations of the Company.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

NOT APPLICABLE

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit

         Exhibit No.         Description

           10.1               Management agreement - Greentech USA, Inc.


ITEM 8.  CHANGE IN FISCAL YEAR

NOT APPLICABLE

ITEM 9.  REGULATION FD DISCLOSURE

NOT APPLICABLE

ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

NOT APPLICABLE

ITEM 11.  TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYE BENEFIT
           PLANS

NOT APPLICABLE

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

NOT APPLICABLE

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, there unto duly authorized.


                                      Information Architects Corporation

                                     By:  /s/ William Overhulser
                                 ------------------------------------
                                          William Overhulser, COO

Date:  March 31, 2004

                                             Exhibit 10.1


                             MANAGEMENT AGREEMENT

     This Management Agreement (the "Agreement') is effective this 19th day of November 2003 ("Effective Date"), by and between Information Architects Corporation, a North Carolina Corporation (hereinafter referred to as "Company"), and Greentech USA Inc. a Florida corporation (hereinafter referred to as "Manager ") Company and Manager are sometimes hereinafter individually referred to as a "Party" and ,collectively as the "Parties".

     WHEREAS, the Manager is skilled in corporate and operations development, management and consulting; and

     WHEREAS, the Company desires to engage the Manager to assist the Company in it's efforts to handle the current day-today operations of its business including but not limited to bookkeeping services, coordination of bookkeeping with the Company s external CPA and auditors, senior management services coordinating the day-today operations of the Company's office located in Lutz, Florida (the "Lutz Offices"). coordination and management of all IT functions including but not limited to hardware and network management and software development; coordination and supervision of all external consultants and professionals, and coordination, supervision and management of the sales, marketing and public relations of the Company

     WHEREAS. the Parties desire to embody the terms and conditions of said engagement into a written agreement

     NOW, THEREFORE, in consideration of the premises and of the premises hereinafter contained, the Parties covenant and agree as follows.

     1. Recitals. The recitals and statements stated above are hue and correct and are herein incorporated by reference.

     2. Term. This Agreement shall have a term of three (3) months commencing as of the Effective Date (the "Initial Term"), unless sooner terminated as provided for herein Fee agreement shall then renew on a monthly basis, with the ability to terminate by either party with thirty (30) days prior written notice.

     3. Engagement. The Company hereby engages the Manager and the Manager hereby accepts this engagement on a non-extrusive basis pursuant to the terms and conditions of this Management Agreement.

     4. Representations of and Services to be Rendered by Manager. Manager shall provide the Company with management services to handle the current day-to-day operations of its business including but not limited to bookkeeping services, coordination of bookkeeping with the Company's external CPA and auditors, senior management services coordinating the day-to-day operations of the Lutz Offices, coordination and management of all IT functions including but not limited to hardware and network management and software development, coordination and supervision of all external consultants and professionals, coordination. Supervision and management of the sales, marketing and public relations of the Company.

     Manager shall meet with the Company's Officers and the Board of Directors and report upon its endeavors. Manager shall provide these services on an as needed basis as directed by Company management. Said services shall be provided at the Managers principal place of business.

     5. Representations of Company. To assist the Manager with its duties, the Company will provide the Manager with such information as may be required by Manager. The Company will make available to Manager copies of all files including but not limited to financial and pro forma reports and projections, vendor contracts, client contracts, all accounting records, strategic plans and suet other reports as may be necessary for the Manager to carry out Manager's responsibilities.

     6.   Compensation

     6.1 In consideration of the services to be provided, the Manager shall receive a fee of $35,000.00 per month to commence upon signing. In addition Company shall pay all reasonable expenses incurred by Manager, in cash, upon the receipt of an invoice and the appropriate supporting documentation. Notwithstanding the foregoing, Manager acknowledges that Company done not presently have sufficient cash flow to pay said fees.

     7. Representations. The Parties each represent to the other that if they pre corporation, they are duly incorporated, in good standing, and are duly authorized to enter into the Agreement,

     8.   Relationship of Parties

     8.1 The Parties agree that the Manager is an independent contractor. The conduct and control of the services rendered by the Manager concerning services rendered by the Manager will lie solely with the Manager. The Manager is not to be considered an agent or an employee of Company for any purpose. The Manager shall not be entitled to any of the benefits that Company provides for its employees.

     8.2 The Manager shall he liable for its own debts, obligations, acts and omissions, inducing, the payment of all required withholding, social security and other taxes or benefits on behalf of Manager and Managers employees. Company shall nor withhold on behalf of the Manager any sums for income tax, unemployment insurance, social security or any other withholding or benefit pursuant to any law or requirement of any governmental body.

     8.3 Nothing In this Agreement is intended. |_|or shall be construed, to create an employer-employee relationship, joint venture relationship, a lease or landlord relationship, or allow Company to exercise control or direction over the manner or method by which the Manager performs its services which are the subject of this Agreement.

     8.4 The Parties shall not be liable to each other for any failure to perform their obligations hereunder, if such failure to perform is due to fires, flood, stokes, work stoppage, wars, acts of God or any other cause beyond the other parties control.

     9. Restrictive Covenant

     9.1 In all of its activities, the Parties, due to the nature of their obligations hereunder. will have access to and will acquire confidential information relating to the business and operations of each other, including, without limiting the generality of the foregoing, confidential information relating to the processes, plans, and methods of coin, business The Parties, acknowledge that all such information is the property of the disclosing party solely and constitutes confidential information of the disclosing party, that disclosure themes( to the receiving party is being made only because of the position of trust and confidence which it will occupy because of its agreement to the restrictions herein contained that its knowledge of these matters will enable it to compete with the disclosing party in a manner likely to cause the disclosing party irreparable harm, and disclosure of such matters would, likewise, cause such harm, and that the restrictions imposed upon it herein are reasonable.

     10. Indemnification by Company.

     10.1 Company shall defend, indemnify and hold harmless Manager and each of its officers, directors, employees and agents (each an "Indemnitee") against and in respect of any loss, debt, liability, damage, obligation, claim, demand, judgment or settlement of any nature or kind, known or unknown, liquidated or unliguidated, including, without limitation, all reasonable costs and expenses incurred (legal, accounting or otherwise) (collectively. "Damages") arising out of, resulting from or based upon any pending or threatened claim, action, proceeding or out by any third party (a "Claim"; based upon (i) any breach or alleged breach of any representation, warranty, undertaking or other obligation of Manager under this Agreement, or (ii) injuries or damage to any third party or property arising out of or in connection with this Agreement that are the result of Managers actions or omissions or the actions or emissions of its
employees,   agents  and  permitted  Sub-Manager's  in  connection  with  this
Agreement.

     10.2 Company shall defend any action or suit brought against Manager for any loss, costs. claim, liability damage or expenses, including attorneys' fees relating to or arising out of the performance of this Agreement. The Indemnitee shall notify Company promptly in writing of any written claims, lawsuits, or demands for which Manager alleges that Company is responsible for under this Paragraph 10. The Indemnitee shall cooperate in every reasonable manner with the defense or settlement of such claim, demand or lawsuit.

     10.3 So long as the Company is conducting the defense of the Claim in accordance with this Paragraph 10, (a) the Indemnitee may retain separate co-counsel at its sole cost and expense and participate in the defense of the Claim and (b) the Company will not consent to the entry of any judgment or enter into any settlement with respect to the Claim without the prior written consent of the Indemnitee, which consent may be withheld for any reason, or for no reason, at its sole discretion

     10.4 In the event the Company fails to assume. the conduct of defense of the Claim in accordance with the provisions of this paragraph or the conditions above become unsatisfied, (a) the Indemnitee may defend against, consent to the entry of any judgment or enter into any settlement with respect to, the Claim, in any manner It may deem appropriate tat its sole discretion) and the Indemnitee need not consult web, or obtain any consent from, the Company in connection therewith, (b) the Company will reimburse the Indemnitee promptly and periodically for the cost of defending against the Clam (including attorneys' fees and expenses) and (c) the Company will remain responsible for any Damages the Indemnitee may suffer resulting from, arising out of, or relating to, and the nature of, or caused by the Claim, to the fullest extent provided herein

      11.  Indemnification by Manager.

     11.1 Manager shall defend, indemnify and hold harmless the Company and each of its officers, directors. employees and agents against and in respect of any loss, debt, liability, damage, obligation, claim, demand, judgment or settlement of any nature or kind, known or unknown, liquidated or unliquidated, including, without limitation, all reasonable costs and expenses incurred (legal, accounting or otherwise) (collectively, "Damages") arising out of, resulting from or based upon any pending or threatened claim, action, proceeding or suit by any third party (a "Claim") eased upon (i) any breach or alleged breach of any representation, warranty. undertaking or other obligation of Manager under this Agreement; or (ii) injuries or damage to any third party or property arising cut of or in connection with this Agreement that are the result of Manager's actions or omissions or the actions or omissions of its sub-consultants, employees, officers and directors in connection with this Agreement.

     11.2 Manager shall defend any action or suit brought against the Company for any loss, costs, claim, liability, damage or expenses, including attorneys' fees relating to or arising out of the Managers non-performance of this Agreement. The Company shall notify Manager promptly in writing of any written claims, lawsuits, or demands for which the Company alleges that Manager is responsible for under this Paragraph 11. The Company shall cooperate it every reasonable manner with the defense or settlement of such claim, demand or lawsuit.

     11.3 So long as the Manager is conducting the defense of the Claim in accordance with this Paragraph 11, (a) the Company may retain separate co-counsel at its sole cost and expense and participate in the defense of the Claire and (b) the Manager will nut consent to the entry of any judgment or enter into any settlement with respect to the Claim without the prior written consent of the Company, which consent may not be unnecessarily withheld.

     11.4 In the event the Manager fails to assume the conduct of defense of the Claim in accordance with the provisions of this paragraph, or the conditions above become unsatisfied, (a) the Company may defend against. consent to the entry of any judgment or enter into any settlement with respect to, the Claire, in any manner it may deem appropriate (at its sole discretion) and the Company need not consult with, or obtain any consent from, the Manager in connection therewith, (b) the Manager will reimburse the Company promptly and periodically for the cost of defending against the Clam (inducing attorneys' fees and expenses) and (c) the Manager will remain responsible for any Damages the Company may stiffer resulting from, arising out of, or relating to, and the nature of, or .used by the Claim, to the fullest extent provided herein.

     12. Termination of Engagement. During the Initial Term this Agreement may be terminated for "Proper Cause" in the sole and absolute discretion of either party. As used in the Agreement "Proper Clause" shall be limited to Conviction of Civil or Criminal Fraud or a Felony. Such termination shall net prejudice any other remedy to which either patty may be entitled either at law, in equity or under this Agreement. After the Initial Term_ this Agreement may be terminated as set forth in Section 2 above

13.       Confidentiality

     13.1 The Parties covenant that, unless required by the service of legal process or subpoena, they will riot disclose to anyone, other than each other, any of the following information which may become known to each other during or after the Term of this Agreement. revenues, earnings or profits, fee structures, other financial matters, legal matters. privileged communications or any other information that either Party deems confidential.

     13.2 In the event either Party breaches its covenant, the non-breaching party shall be entitled In addition to any other available remedy, to an injunction restraining the breaching party from disclosing, in whole or in part, any such information The provisions of this paragraph shall survive the expiration or earlier termination of this Agreement.

     13.3 The provisions of this Paragraph shall survive the expiration or earlier termination of this Agreement

     14. Files. All flies, records and documents pertaining to either Parties business shell belong to and remain the property of the disclosing party

     15. Agency. The Parties shell have no authority to enter into any contract binding upon the other party, or to create any obligation, except as such shall be specifically authorized in writing. The Parties hereby agree that they shall not have any right or authority, either expressed or implied. to assume at create on behalf of each other, any contract, debt or obligation except as is expressly provided for le this Agreement.

     16. Miscellaneous

     16.1 Except as otherwise provided herein, any notice or ether communication to any party pursuant to or relating to this Agreement and the transactions provided for herein shall be deemed to have given cry delivered when deposited in the United States Mail. registered or certified, and with proper postage and registration or certification fees prepaid, addressed at their principal place of business as herein set forth, or to such other address as may be designated by either party in writing.

If to Company:           Information Architects, Inc.
                         1541 Ni Dale Mabry Hwy. Suite 201
                         Lutz, FL 33558
                         Fax:

If to Manager:           Greentech  USA Inc.
                         6500 NW 15th Avenue Suite 300
                         Ft. Lauderdale, FL 33306
                         Fax: 954-545-8182

     16.2 This instrument and the exhibits attached hereto contain the entire agreement between Company and Manager and may not be changed or altered orally.

     16.3 Intentionally Deleted.

     16.4 This Agreement has beer made in and shall be construed according to the laws of the State of Florida. Venue for any litigation arising from or out of this Agreement shall be Broward County. Florida If any provision of this Agreement is held to be unenforceable, the remainder of this Agreement shall, nevertheless, remain in full force and effect. In the event it becomes necessary for any party hereto to file a lawsuit in order to enforce the terms and conditions of this Agreement, then the losing party to such litigation shall pay all costs incurred therein, including reasonable attorneys' fees at the trial and appellate, post-judgment and bankruptcy levels. The provisions of this Paragraph shall survive the expiration or earlier termination of this Agreement.

     16.5 Failure to insist upon strict compliance with any of the covenants or conditions of the Agreement shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment of any right or power hereunder, at any time or from time to time. be deemed a waiver or relinquishment of such right or power at any other time or times

     16.6 The parties shall be required to carry out any provision of this Agreement which contemplates performance by them subsequent to termination of this Agreement, and such termination shall not affect any liability or obligation which shall have accrued prior to such termination.

     16.7 The captions of the paragraphs contained in this Agreement are inserted only as a matter of convenience and in no way define, limit, extend or prescribe the scope of this Agreement or the intent of any provision hereof.

     16.8 The Parties shall execute and deliver such other instruments end do such other acts as may be necessary to carry out the intent and purposes of this Agreement.

     16.9 The fact that this Agreement was drafted by counsel for one party shall create no presumption or, specifically, shall not cause any ambiguities to be construed against such party.

     16.10 Whenever the context may require, any pronouns cued herein shall include the corresponding masculine, feminine or neuter forms and the singular form of nouns and pronouns shall include the plural and vice versa_

     16.11 The provisions of this Agreement and the rights and obligations created hereunder are intended for the sole benefit of Company and manager and shall not create any right, claim or benefit on the pan of any person not a party to this Agreement.

     16.12 The parties will use independent contractors or subcontractors to perform parts of its responsibilities hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

MANAGER:                        COMPANY.
Greentech USA Inc               Information Architects, Inc

s/s Roland Breton               s/s Michael Weinstein
-------------------             ----------------------------
BY: Roland Breton               BY: Michael L. Weinstein

ITS: CEO/President              ITS: CEO/President